UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): August 4, 2023
HEICO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)
(954) 987-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on May 15, 2023, HEICO Corporation, a Florida corporation (the “Company”), and its newly formed wholly owned subsidiary Magnolia MergeCo Inc., a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Jazz Parent, Inc., a Delaware corporation (the “Target”), the owner of Wencor Group (“Wencor”), with the Target and Jazz Topco GP LLC, a Delaware limited liability company, solely in its capacity as representative for purposes of certain provisions of the Merger Agreement. Wencor is a large commercial and military aircraft aftermarket company offering factory-new FAA-approved aircraft replacement parts, value-added distribution of high-use commercial & military aftermarket parts and aircraft & engine accessory component repair and overhaul services.

On August 4, 2023, the Company completed the previously announced Merger (as defined below). As contemplated by the Merger Agreement, Merger Sub merged with and into the Target, with the Target continuing as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, Target's stockholders received (i) cash consideration in an amount equal to $1.9 billion, less certain working capital, debt and other customary adjustments set forth in the Merger Agreement and (ii) 1,137,628 validly issued, fully paid and non-assessable shares of the Company’s Class A common stock, par value $0.01 per share. The Company funded the cash consideration with funds available under its revolving credit facility and with proceeds from its offering of $600.0 million in aggregate principal amount of 5.250% Senior Notes due 2028 and $600.0 million in aggregate principal amount of 5.350% Senior Notes due 2033.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Company is filing this amendment to the Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 10, 2023 (the "Original 8-K"), to amend and supplement the Original 8-K ("Amendment No. 1") to include financial statements of Wencor and pro forma financial information as required by Item 9.01(a) and 9.01(b) of Form 8-K. This Amendment No. 1 should be read together with the Original 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

The financial statements of the Target required by Item 9.01(a) of Form 8-K are filed herewith as Exhibits 99.1, 99.2, and 99.3 and are incorporated herein by reference.

(b)    Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.4 and are incorporated herein by reference.

(d)    Exhibits

Exhibit	Description

2.1
Agreement and Plan of Merger by and among HEICO Corporation, Magnolia MergeCo Inc., Jazz Parent, Inc. and Jazz Topco GP LLC, is incorporated by reference to Exhibit 2.1 to the Form 8-K filed on May 18, 2023. *

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Consolidated Financial Statements of Jazz Parent, Inc. as of and for the year ended December 31, 2022.

99.2	Unaudited Consolidated Financial Statements of Jazz Parent, Inc. as of and for the three month period ended December 31, 2022.

99.3	Unaudited Consolidated Financial Statements of Jazz Parent, Inc. as of and for the six month period ended June 30, 2023.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	October 18, 2023	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer (Principal Financial Officer)